SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 11, 2006
                        (Date of earliest event reported)

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)

     Nevada                        000-28195                  11-353520
     ------                        ---------                  ---------
   (State or other              (Commission File            (IRS Employer
jurisdiction of incorporation)      Number)              Identification No.)


    305 Madison Avenue, New York, NY                            10165
    -----------------------------------------------------------------
(Address of principal executive offices)                     (zip code)


 Registrant's telephone number, including area code         (212) 986-0886
                                                             -------------

                -------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     (b) On December 11, 2006, Paul Block resigned his position as a Director of Registrant, and his positions as President of the Registrant and its wholly owned subsidiary, Innopump, Inc., effective December 11, 2006.





                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CARSUNLIMITED.COM, INC.
Date: December 14, 2006
                                            By: /s/ Geoffrey Donaldson

                                            Geoffrey Donaldson
                                            Chief Executive Officer